Exhibit 10.8

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This Amendment No. 3 to Credit Agreement dated as of September 30, 2008 is entered into with reference to the Credit Agreement dated as of August 4, 2008 (as amended to date, the “Credit Agreement”), among PROGRESSIVE GAMING INTERNATIONAL CORPORATION, a Nevada corporation (the “Borrower”), each subsidiary of the Borrower that is a “Guarantor” thereunder (the “Guarantors”), and PRIVATE EQUITY MANAGEMENT GROUP FINANCIAL CORPORATION, a California corporation, as Administrative Agent and sole initial Lender. Capitalized terms used herein are used with the meanings set forth for those terms in the Credit Agreement.

The parties hereto hereby agree with reference to the following facts:

A. Pursuant to Amendment No. 1 to Credit Agreement dated as of August 14, 2008 (“Amendment No. 1”) and an Amendment No. 2 to Credit Agreement dated as of August 29, 2008 (“Amendment No. 2”), by and among the Borrower, the Guarantors party thereto, Administrative Agent and the sole initial Lender, the parties thereto made certain arrangements for, among other things, the execution and delivery by the Borrower’s foreign subsidiaries of security documents under the laws of their respective jurisdictions of formation.

B. The parties hereto wish to extend the date by which the conditions set forth in Sections 1(b) and 2 of Amendment No. 1 (as amended by Amendment No. 2) must be satisfied.

NOW, THEREFORE, the parties hereby agree as follows:

6. Amendment to Sections 1(b) and 2 of Amendment No. 1 (as amended by Amendment No. 2). Sections 1(b) and 2 of Amendment No. 1 (as amended by Amendment No. 2) are hereby amended to replace the reference to “September 30, 2008” therein, with a reference to “October 15, 2008” in lieu thereof.

7. Events of Default. The failure of Borrower or its Subsidiaries to timely comply with the covenants set forth herein and in Amendment No. 1 and Amendment No. 2 shall constitute an Event of Default under the Credit Agreement.

8. Loan Documents Confirmed. Except as expressly modified hereby, the terms of the Loan Documents (including Amendment No. 1 and Amendment No. 2) are hereby confirmed.

9. Expenses. Borrower confirms its obligation to pay the expenses of the Administrative Agent in connection with the matters set forth herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:

PROGRESSIVE GAMING INTERNATIONAL CORPORATION, a Nevada corporation

By:	/s/ HEATHER A. ROLLO
Name:	Heather A. Rollo
Title:	Executive Vice President, Chief Executive Officer and Treasurer

GUARANTORS:

PGIC NV, a Nevada corporation

By:	/s/ HEATHER A. ROLLO
Name:	Heather A. Rollo
Title:	Treasurer

MGC, INC., a Nevada corporation

By:	/s/ HEATHER A. ROLLO
Name:	Heather A. Rollo
Title:	Treasurer

PROGRESSIVE GAMES, INC., a Delaware corporation

By:	/s/ HEATHER A. ROLLO
Name:	Heather A. Rollo
Title:	Treasurer

GAMES OF NEVADA, INC., a Nevada corporation

By:	/s/ HEATHER A. ROLLO
Name:	Heather A. Rollo
Title:	Treasurer

VIKING MERGER SUBSIDIARY, LLC, a Delaware limited liability company

By:	/s/ HEATHER A. ROLLO
Name:	Heather A. Rollo
Title:	Treasurer

PRIMELINE GAMING TECHNOLOGIES, INC., a California corporation

By:	/s/ HEATHER A. ROLLO
Name:	Heather A. Rollo
Title:	Treasurer

MIKOHN INTERNATIONAL, INC., a Nevada corporation

By:	/s/ HEATHER A. ROLLO
Name:	Heather A. Rollo
Title:	Treasurer

MIKOHN HOLDINGS, INC., a Nevada corporation

By:	/s/ HEATHER A. ROLLO
Name:	Heather A. Rollo
Title:	Treasurer

ENDX, INC. (USA), a Nevada corporation

By:	/s/ HEATHER A. ROLLO
Name:	Heather A. Rollo
Title:	Treasurer

PGI (MACAO) LIMITED, a Macau limited liability company

By:	/s/ HEATHER A. ROLLO
Name:	Heather A. Rollo
Title:	Authorized Agent

PGIC HOLDINGS LIMITED, a private limited company organized under the laws of England and Wales

By:	/s/ HEATHER A. ROLLO
Name:	Heather A. Rollo
Title:	Director

PROGRESSIVE GAMING INTERNATIONAL (GROUP) LTD., a private limited company organized under the laws of England and Wales

By:	/s/ HEATHER A. ROLLO
Name:	Heather A. Rollo
Title:	Director

PROGRESSIVE GAMING INTERNATIONAL (UK) LTD., a private limited company organized under the laws of England and Wales

By:	/s/ HEATHER A. ROLLO
Name:	Heather A. Rollo
Title:	Director

PGI (MACAO) LIMITED, a Macau limited liability company

By:	/s/ HEATHER A. ROLLO
Name:	Heather A. Rollo
Title:	Authorized Agent

Progressive Gaming International (Australasia) Pty Ltd ACN 061 944 161 in accordance with section 127 of the Corporations Act 2001:

/s/ HEATHER A. ROLLO	/s/ NEIL CROSSAN
Director	Director

HEATHER A. ROLLO	NEIL CROSSAN
Name of Director	Name of Director
(BLOCK LETTERS)	(BLOCK LETTERS)

ADMINISTRATIVE AGENT AND LENDER:

PRIVATE EQUITY MANAGEMENT GROUP FINANCIAL CORPORATION

By:	/s/ WILBUR QUON
Name:	Wilbur Quon
Title:	CFO

By:	/s/ PETER PAUL MENDEL
Name:	Peter Paul Mendel
Title:	Secretary and CCO